SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 21, 2002




                          FIRST SECURITY BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

        Kentucky                       000-49781                 61-1364206
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
  of Incorporation)                                          Identification No.)

 318 East Main Street, Lexington, Kentucky                          40507
 (Address of Principal Executive Offices)                         (Zip Code)

 Registrant's telephone number, including area code: (859) 367-3700


                                 Not Applicable
--------------------------------                  ---------------
          (Former Name or Former Address, if Changed Since Last Report)


Item 5. Other Events

On October 21, 2002, the Registrant issued a press release announcing its earnings for third quarter 2002. A copy of such press release, including unaudited financial information released as a part thereof, is attached as
Exhibit 99(a) to this Current Report on Form 8-K/A and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)  Exhibits.

          The exhibit listed on the Exhibit Index of this Form 8-K is filed as a part of this Report.


                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST SECURITY BANCORP, INC.


Date: October 21, 2002                      /s/ John S. Shropshire
                                           ----------------------
                                               John S. Shropshire
                                               President and
                                               Chief Executive Officer
                                               (Principal Executive Officer)

Date: October 21, 2002                      /s/ Ben A. New
                                           ------------------------
                                               Ben A. New
                                               Vice-President; Controller
                                               (Principal Financial and
                                               Accounting Officer)


                                    EXHIBITS

99(a) Registrant's October 21, 2002 Press Release regarding earnings for third quarter 2002.

                                                                  EXHIBIT 99(a)

October 21, 2002


NEWS RELEASE to Lexington Herald-Leader
By John S. Shropshire, Chairman, President & CEO


"FIRST SECURITY BANCORP ANNOUNCES EARNINGS"


First Security Bancorp, Inc., the parent of First Security Bank of Lexington, announced its financial results for the third quarter ended September 30, 2002.

Net income for the three months ended September 30, 2002 was $471,000, or $0.31 per share (on a fully diluted basis), compared to $323,000, or $0.22 per share, for the same quarter a year ago. Net income for the nine months ending September 30, 2002 was $957,000, or $0.63 per share, compared to $902,000, or $0.61 per share, for the same period a year ago. Year-to-date earnings were positively impacted by gains on investment securities and negatively impacted by additional costs for personnel and facilities and the provisions for income taxes and loan losses.

Total assets were $231.5 million at September 30, 2002, up 24.8% from $185.5 million a year ago. Deposits were $186.4 million at September 30, 2002, up 16.4% from $160.2 million a year ago. Net loans were $162.7 million at September 30, 2002, up $18.9 million, or 13.1%, from $143.8 million in net loans at September 30, 2001.

First Security Bank has offices Downtown, Southland, Tates Creek and Palomar and is accessible virtually anywhere at www.myfsb.net.
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